Form of

SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS AND PRINCIPAL PLACE OF BUSINESS

Dated as of February 26, 2009

Funds	Portfolios	Principal Place of Business
Barrett Opportunity Fund, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Partners Equity Trust		55 Water Street New York, N.Y. 10041
Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund
Legg Mason ClearBridge Aggressive Growth Fund
Legg Mason Capital Management All Cap Fund
Legg Mason ClearBridge Appreciation Fund
Legg Mason ClearBridge Equity Income Builder Fund
Legg Mason ClearBridge Capital Fund
Legg Mason ClearBridge Convertible Fund
Legg Mason ClearBridge Diversified Large Cap Growth Fund
Legg Mason ClearBridge Dividend Strategy Fund
Legg Mason Batterymarch Emerging Markets Equity Fund
Legg Mason ClearBridge Equity Fund
Legg Mason Financial Services Fund
Legg Mason ClearBridge Fundamental Value Fund
Legg Mason Batterymarch Global Equity Fund
Legg Mason Global Current International All Cap Opportunity Fund
Legg Mason ClearBridge Investors Value Fund

Funds	Portfolios	Principal Place of Business
Legg Mason ClearBridge Large Cap Growth Fund
Legg Mason Lifestyle Allocation 30%
Legg Mason Lifestyle Allocation 50%
Legg Mason Lifestyle Allocation 70%
Legg Mason Lifestyle Allocation 85%
Legg Mason Lifestyle Allocation 100%
Legg Mason Lifestyle Income Fund
Legg Mason ClearBridge Mid Cap Core Fund
Legg Mason Batterymarch S&P 500 Index Fund
Legg Mason ClearBridge Small Cap Core Fund
Legg Mason ClearBridge Small Cap Growth Fund
Legg Mason ClearBridge Small Cap Value Fund
Legg Mason Partners Social Awareness Fund
Legg Mason Target Retirement 2015
Legg Mason Target Retirement 2020
Legg Mason Target Retirement 2025
Legg Mason Target Retirement 2030
Legg Mason Target Retirement 2035
Legg Mason Target Retirement 2040
Legg Mason Target Retirement 2045
Legg Mason Target Retirement 2050

Funds	Portfolios	Principal Place of Business
Legg Mason Target Retirement Fund
Legg Mason Batterymarch U.S. Large Cap Equity Fund
Legg Mason Permal Tactical Allocation Fund
Legg Mason Partners Variable Equity Trust		55 Water Street New York, N.Y. 10041
Legg Mason ClearBridge Variable Aggressive Growth Portfolio
Legg Mason ClearBridge Variable Appreciation Portfolio
Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Legg Mason ClearBridge Variable Capital Portfolio
Legg Mason ClearBridge Variable Dividend Strategy Portfolio
Legg Mason ClearBridge Variable Equity Index Portfolio
Legg Mason ClearBridge Variable Fundamental Value Portfolio
Legg Mason Batterymarch Variable Global Equity Portfolio
Legg Mason Global Currents Variable International All Cap Opportunity Portfolio
Legg Mason ClearBridge Variable Investors Portfolio
Legg Mason ClearBridge Variable Large Cap Growth Portfolio
Legg Mason Variable Lifestyle Allocation 50%
Legg Mason Variable Lifestyle Allocation 70%
Legg Mason Variable Lifestyle Allocation 85%
Legg Mason ClearBridge Variable Mid Cap Core Portfolio
Legg Mason ClearBridge Variable Small Cap Growth Portfolio

Funds	Portfolios	Principal Place of Business
Legg Mason Investment Counsel Variable Social Awareness Portfolio
Legg Mason Partners Income Trust		55 Water Street New York, N.Y. 10041
Legg Mason Western Asset Adjustable Rate Income Fund
Legg Mason Western Asset California Municipals Fund
Legg Mason Western Asset Core Bond Fund
Legg Mason Western Asset Core Plus Bond Fund
Legg Mason Western Asset Corporate Bond Fund
Legg Mason Western Asset Global High Yield Bond Fund
Legg Mason Western Asset Global Inflation Management Fund
Legg Mason Western Asset Government Securities Fund
Legg Mason Western Asset High Income Fund
Legg Mason Western Asset Intermediate Maturity California Municipals Fund
Legg Mason Western Asset Intermediate Maturity New York Municipals Fund
Legg Mason Western Asset Intermediate-Term Municipals Fund
Legg Mason Western Asset Managed Municipals Fund
Legg Mason Western Asset Massachusetts Municipals Fund
Legg Mason Western Asset Municipal High Income Fund
Legg Mason Western Asset New Jersey Municipals Fund
Legg Mason Western Asset New York Municipals Fund
Legg Mason Western Asset Oregon Municipals Fund

Funds	Portfolios	Principal Place of Business
Legg Mason Western Asset Pennsylvania Municipals Fund
Legg Mason Western Asset Short Duration Municipal Income Fund
Legg Mason Western Asset Short-Term Bond Fund
Legg Mason Western Asset Strategic Income Fund
Western Asset Emerging Markets Debt Portfolio
Legg Mason Western Asset Global High Yield Bond Portfolio
Legg Mason Partners Institutional Trust		55 Water Street New York, N.Y. 10041
Western Asset / Citi Institutional Cash Reserves
Western Asset / Citi Institutional Enhanced Income Fund
Western Asset / Citi Institutional Liquid Reserves
Western Asset / Citi Institutional Tax Free Reserves
Western Asset / Citi Institutional U.S. Treasury Reserves
Legg Mason Western Asset SMASh Series C Fund
Legg Mason Western Asset SMASh Series EC Fund
Legg Mason Western Asset SMASh Series M Fund
Western Asset Institutional Government Money Market Fund
Western Asset Institutional Money Market Fund
Western Asset Institutional Municipal Money Market Fund
Legg Mason Partners Money Market Trust		55 Water Street New York, N.Y. 10041
Western Asset / Citi California Tax Free Reserves

Funds	Portfolios	Principal Place of Business
Western Asset / Citi Cash Reserves
Western Asset / Citi Connecticut Tax Free Reserves
Western Asset / Citi New York Tax Free Reserves
Western Asset / Citi Tax Free Reserves
Western Asset / Citi U.S. Treasury Reserves
Western Asset California Municipal Money Market Fund
Western Asset Government Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund
Legg Mason Partners Premium Money Market Trust		55 Water Street New York, N.Y. 10041
Western Asset / Citi Premium Liquid Reserves
Western Asset / Citi Premium U.S. Treasury Reserves
Legg Mason Partners Variable Income Trust		55 Water Street New York, N.Y. 10041
Legg Mason Western Variable Adjustable Rate Income Portfolio
Legg Mason Western Variable Diversified Strategic Income Portfolio
Legg Mason Western Variable Global High Yield Bond Portfolio
Legg Mason Western Variable High Income Portfolio
Legg Mason Western Variable Money Market Portfolio

Funds	Portfolios	Principal Place of Business
Legg Mason Western Variable Strategic Bond Portfolio
Legg Mason Charles Street Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio
Legg Mason Global Opportunities Bond Fund
Legg Mason Capital Management Growth Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Capital Management Growth Trust
Legg Mason Global Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Batterymarch International Equity Trust
Legg Mason Batterymarch Emerging Markets Trust
Legg Mason Investment Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Capital Management Opportunity Trust
Legg Mason Investors Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Capital Management American Leading Companies Trust
Legg Mason U.S. Small- Capitalization Value Trust
Legg Mason Light Street Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Classic Valuation Fund
Legg Mason Capital Management Special Investment Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Capital Management Special Investment Trust
Legg Mason Tax-Free Income Fund		55 Water Street New York, N.Y. 10041

Funds	Portfolios	Principal Place of Business
Legg Mason Investment Counsel Maryland Tax-Free Income Trust
Legg Mason Capital Management Value Trust, Inc.		55 Water Street New York, N.Y. 10041
Legg Mason Capital Management Value Trust
Legg Mason Global Asset Management Trust		55 Water Street New York, N.Y. 10041
Legg Mason Manager Select Large Cap Value Fund
Legg Mason Manager Select Large Cap Growth Fund
Legg Mason International Opportunities Bond Fund
Legg Mason Strategic Real Return Fund
Western Asset Funds, Inc.		385 East Colorado Boulevard Pasadena, CA 91101
Western Asset Absolute Return Portfolio
Western Asset Core Bond Portfolio
Western Asset Core Plus Bond Portfolio
Western Asset Enhanced Equity Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset High Yield Portfolio
Western Asset Inflation Indexed Plus Bond Portfolio
Western Asset Intermediate Bond Portfolio
Western Asset Intermediate Plus Bond Portfolio
Western Asset Limited Duration Bond Portfolio
Western Asset Non-U.S. Opportunity Bond Portfolio

Each of the Investment Companies

Listed on Schedule A Hereto, Each of Which
Is Acting on Its Own Behalf And Not On
Behalf of Any Other Investment Company

BARRETT OPPORTUNITY FUND, INC.	BOSTON FINANCIAL DATA
SERVICES, INC.

By:	By:
Name:	Name:
Title:	Title:

LEGG MASON PARTNERS EQUITY TRUST

By:
Name:
Title:

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

By:
Name:
Title:

LEGG MASON PARTNERS INCOME TRUST

By:
Name:
Title:

LEGG MASON PARTNERS INSTITUTIONAL TRUST

By:
Name:
Title:

LEGG MASON PARTNERS MONEY MARKET TRUST

By:
Name:
Title:

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

By:
Name:
Title:

LEGG MASON PARTNERS VARIABLE INCOME TRUST

By:
Name:
Title:

LEGG MASON CHARLES STREET TRUST, INC.

By:
Name:
Title:

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.

By:
Name:
Title:

LEGG MASON GLOBAL TRUST, INC.

By:
Name:
Title:

LEGG MASON INVESTMENT TRUST, INC.

By:
Name:
Title:

LEGG MASON INVESTORS TRUST, INC.

By:
Name:
Title:

LEGG MASON LIGHT STREET TRUST, INC.

By:
Name:
Title:

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

By:
Name:
Title:

LEGG MASON TAX-FREE INCOME FUND

By:
Name:
Title:

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

By:
Name:
Title:

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

By:
Name:
Title:

WESTERN ASSET FUNDS, INC.

By:
Name:
Title: